Quantitative Transmission Imaging Breast Acoustic CT Scanner INVESTOR PRESENTATION December 2024

2 Disclaimer ABOUT THIS PRESENTATION This investor presentation (this “Presentation”) is provided for informational purposes only. The information contained herein does not purport to be all-inclusive and neither QT Imaging Holdings, Inc. (the “Company”, “QT Imaging Holdings”, “QTI”), nor its respective directors, officers, employees, agents, advisors or affiliates, including QT Imaging, Inc. (“QT Imaging”), makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation, which has not been verified and is subject to change at any time. Viewers of this Presentation should each make their own evaluation of QT Imaging Holdings and of the relevance and accuracy of the information and should make such other investigations as they deem necessary. To the fullest extent permitted by law, no responsibility or liability whatsoever is accepted by QT Imaging Holdings, or its directors, officers, employees, agents, advisors or affiliates for any loss howsoever arising, directly or indirectly, from any use of this Presentation or such information or opinions contained herein or otherwise arising in connection herewith. This Presentation does not constitute (i) a solicitation of a proxy, consent or authorization with respect to any securities or (ii) an offer to sell, a solicitation of an offer to buy, or a recommendation to purchase any security of QT Imaging Holdings, or any of its affiliates, nor shall there be any sale, issuance or transfer of securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale would be unlawful. You should not construe the contents of this Presentation as legal, tax, accounting or investment advice or a recommendation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision. On June 6, 2017, the U.S. Food and Drug Administration ("FDA") in response to QT Imaging’s Section 510(k) Summary of Safety and Effectiveness premarket notification under the Food, Drug and Cosmetic Act, determined that the QT Breast Scanner is substantially equivalent to the predicate device. Our use of the words “safe”, “safety”, “effectiveness”, and “efficacy” in relation to the QT Breast Scanner in this Presentation and all other QT Imaging related documents is limited to the context of the Section 510(K) Summary of Safety and Effectiveness that was reviewed and responded to by the FDA. TRADEMARKS AND INTELLECTUAL PROPERTY All trademarks, service marks, and trade names of QT Imaging Holdings or its affiliates used herein are trademarks, service marks, or registered trade names of QT Imaging Holdings or its affiliates, as noted herein. Any other product, company names, or logos mentioned herein are the trademarks and/or intellectual property of their respective owners, and their use is not intended to, and does not imply, a relationship with QT Imaging Holdings or its affiliates, or an endorsement or sponsorship by or of QT Imaging Holdings or its affiliates. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that QT Imaging Holdings or its affiliates will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names. Copyright ©2024 QT Imaging Holdings, Inc. All Rights Reserved.

3 Disclaimer FORWARD LOOKING STATEMENTS Certain statements included in this Presentation that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “has the potential to”, “believe”, “may”, “will”, “estimate”, “continue”, “anticipate”, “intend”, “expect”, “should”, “would”, “plan”, “predict”, “potential”, “seem”, “seek”, “future”, “outlook”, and similar expressions that indicate or predict future events or trends that are not statements of historical matters. These forward looking statements include, but are not limited to, the potential impact on existing medical technology, the company’s technology, products, business prospects, revenue, client adoptions, commercialization, projections of market opportunity and statements regarding estimates and forecasts of other financial and performance metrics. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of QT Imaging Holdings’ management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not circumstances intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. In addition, statements regarding the Company’s products, technology, and market opportunity reflect the beliefs and opinions of QT Imaging Holdings’ management on the relevant subject as of this Presentation. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of QT Imaging Holdings. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; risks related to the rollout of QT Imaging Holdings’ business and the timing of expected business milestones; the demand for QT Imaging Holdings’ products and services; the ability of QT Imaging Holdings to increase sales of its output products in accordance with its plans; issues that could arise during the course of the acquisition of QT scanners by CMSC or the Feasibility Study; the desire of customers and service recipients to continue engaging QT Imaging Holdings; the effects of competition on QT Imaging Holdings’ future business, changes in the Company’s strategy, future operations, financial positions, and product development timeline. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that QT Imaging Holdings presently does not know or believes is immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect QT Imaging Holdings’ expectations, plans or forecasts of future events and views as of the date of this Presentation. QT Imaging Holdings anticipates that subsequent events and developments will cause its assessments to change. However, while QT Imaging Holdings may elect to update these forward-looking statements at some point in the future, its specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing QT Imaging Holdings’ assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. Copyright ©2024 QT Imaging Holdings, Inc. All Rights Reserved.

4 Disclaimer NON-GAAP FINANCIAL MEASURES This presentation includes references to EBITDA and Adjusted EBITDA, financial measures that have not been prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). EBITDA is defined as loss before interest expense, income tax expense, depreciation and amortization. Adjusted EBITDA is defined as EBITDA further adjusted for equity-based compensation, net change in fair value of the derivative, earnout and warrant liabilities, and transaction expenses. Similar excluded expenses may be incurred in future periods when calculating these measures. QT Imaging believes these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to the Company’s financial condition and results of operations. QT Imaging believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends and in comparing QT Imaging’s financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Investors should not rely on any single financial measure to evaluate QT Imaging’s anticipated business. Certain of the financial metrics in this presentation can be found in QT Imaging’s Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 13, 2024, and the reconciliation of EBITDA and Adjusted EBITDA can be found on pages 38 and 39 of this presentation. Copyright ©2024 QT Imaging Holdings, Inc. All Rights Reserved.

5 QT Imaging Holdings (QTI) Has the Potential to Transform Medical Imaging • QTI is a medical device company with imaging technology that has the potential to transform the industry • QTI Scanner is the only 3D imaging device to receive FDA clearance for use as a transmission and reflection ultrasonic imaging system of a patient’s breast • QTI’s patent-protected technology provides a relatively low-cost, comprehensive, no radiation, no discomfort medical imaging solution • QTI’s technology yields superior performance compared to traditional mammogram with regard to specificity and sensitivity and has similar imaging quality and diagnostic value compared to MRI but is a lower cost and more accessible solution Copyright ©2024 QT Imaging Holdings, Inc. All Rights Reserved.

6 Our Mission • Create disruptive innovation using technology (software, machine learning, and smart physics) to improve medical imaging and thus, healthcare quality and access • Continue to build upon our FDA clearances to offer QTI as a breast screening imaging modality • Expand the market opportunities beyond hospitals, imaging centers and health centers by supporting additional direct to consumer (DTC) and direct to provider (DTP) approaches • Introduce the first comprehensive body-safe imaging technology, enabling for the first-time well-person body imaging health screening NIH has awarded QT Imaging about $18M for new women’s imaging solution Copyright ©2024 QT Imaging, Holdings, Inc. All Rights Reserved.

7 Introduction to the QT Imaging Holdings Management Team Stas Budagov CHIEF FINANCIAL OFFICER Mr. Budagov is serving as CFO of QTI since December 2023. He has more than 15 years of accounting and consulting experience, including consulting public and private clients. Additionally, he has 3 years of audit experience at Ernst & Young. Nasser C. Pirshafiey, MBA CHIEF PRODUCT OFFICER Mr. Pirshafiey has been with QTI since 2017. Previously, he founded and managed a consulting firm providing sustainable practices to industries including medical device, high-tech, and consumer products for giants such as Johnson & Johnson and Siemens. He has 14 inventions filed with the US patent office. Dr. Raluca Dinu CHIEF EXECUTIVE OFFICER Dr. Raluca Dinu is a global business executive, with long public companies' governance experience, offering over 22 years of achievements in the high-tech industry, with an established track record of driving increased revenue and profitability, delivering strong results in turnaround or M&A situations, leading strategic growth, and consolidation in fast-paced business environments. Steve Choate CHIEF OPERATING OFFICER Mr. Steve Choate, appointed as Chief Operations Officer at QTI in April 2024, is responsible for managing the operations organization, ensuring quality, and fostering collaboration with internal, domestic, and international manufacturing partners. Bilal Malik, Ph.D. CHIEF SCIENCE OFFICER Dr. Bilal Malik has over ten years of experience in research, development, and translation of medical devices, both in academia and industry. He is an expert in leading and directing efforts in image and data science and has a track record of successfully leading innovation for medical imaging products. Copyright ©2024 QT Imaging Holdings, Inc. All Rights Reserved.

8 • FDA cleared for breast Imaging ➢ Breakthrough Device Designation awarded by the FDA provides fast track to unique CPT codes and future clearances • Based on ultrasound principle, with quantitative measure of the intrinsic speed of sound in Breast Tissue • Standardized scanning with operator independent images, unlike hand-held ultrasound (HHUS) • Better resolution compared MRI but without any contrast agent • Volumetric accuracy to determine mass doubling times • Higher diagnostic accuracy in Dense Breasts • Safe, no radiation, no contrast • No discomfort, painless scans • Less recalls, reduced anxiety • Less unindicated Intervention, Biopsy • Reduce cost of Care • Scanning of women under 40 years not suitable for Mammography • Useful for Cancer Therapy Monitoring Executive Summary Patent-protected technology: 14 granted patents in US/Europe + 2 new patent applications TECHNOLOGICAL CONSIDERATIONS PATIENT CONSIDERATIONS • Evidence Available: Accuracy in comparison with X-ray Mammography and DBT, Sensitivity, Specificity, and Density • Clinical Trials in Pipeline CLINICAL CONSIDERATIONS Copyright ©2024 QT Imaging, Holdings, Inc. All Rights Reserved.

9 Distribution Agreement with NXC Imaging A Subsidiary of Canon Medical Systems • Under Distribution Agreement with NXC Imaging for US market • Accessing NXC Imaging's distribution channel in the US and the US territories, this agreement provides potential to accelerate the commercial roll-out of QTI’s imaging systems • NXC Imaging provides a mature service organization to support QTI’s installed base Copyright ©2024 QT Imaging, Holdings, Inc. All Rights Reserved.

10 Successful Completion of Feasibility Study with Canon Medical Systems • Canon evaluated the business, technical, and clinical values of QTI’s ultrasound breast scanner including: −product quality validation −development and manufacturing studies −clinical evaluation −regulatory investigation −market validation • All know-how and intellectual property embodied in the QT Scanner are owned by QTI. Copyright ©2024 QT Imaging, Holdings, Inc. All Rights Reserved.

11 Participation at RSNA 2024 Copyright ©2024 QT Imaging, Holdings, Inc. All Rights Reserved. “Assessing Non-Inferiority of QT Imaging Compared with DBT: Results from a MRMC Observer Study” – Dr. Bilal Malik

BREAST HEALTH

13 • New market opportunity given limitations of current imaging modalities for infants • Commenced feasibility study • Variety of image-guided procedures including biopsies, injections and cryoablation QTI’s Technology Has the Opportunity to Transform Several Large Markets Current Market • FDA approved as supplementary screening device for breast imaging • Aim to revolutionize current imaging paradigm, replacing mammography, ultrasound (handheld and automated), and freeing MRI scanners time INFANT: $8B MARKET (4) IMAGE-GUIDED PROCEDURES: $5B MARKET(5)BREAST: $5B MARKET(2) ORTHO: $9B MARKET(3) • Target replacing MRI examinations • Primary focus on orthopedic practices (1) Medical Imaging Market Size, Share & Trends Analysis Report by Products (X-Ray, Ultrasound, Computed Tomography, Magnetic Resonance Imaging (MRI), Nuclear Imaging), by End Users (Hospitals, Diagnostic Imaging Centers, Other End Users), by Region (North America, Europe, Asia Pacific, Latin America, Middle East & Africa) - Global Industry Assessment (2016 - 2021) & Forecast (2023 - 2030), Vantage Market Research (2) Coherent Market Insights (3) Global Orthopedic Medical Imaging Systems Market Analysis Report 2022: Market to Reach $10.6 Billion by 2026 - The US Corners Orthopedic Medical Imaging Market with Adoption of Innovative Systems, Research and Markets. (4) Pediatric Imaging Market Size, Share & Trends Analysis Report By Modality (X-ray, Ultrasound, MRI, CT), By Application (Gastroenterology, Cardiology, Oncology), By End User, By Region, And Segment Forecasts, 2020 – 2027, Grandview Research. (5) Image-guided Therapy Systems Market Size, Share & Trends Analysis Report By Product (Ultrasound Systems, Computed Tomography Scanners), By Application, By End-use, And Segment Forecasts, 2022 – 2030, Grandview Research. 2023 GLOBAL MEDICAL IMAGING MARKET SIZE: $40B(1) Future Markets – Body Scanner Platform Development Copyright ©2024 QT Imaging, Holdings, Inc. All Rights Reserved.

14 INVENIA ABUS ACUSON S2000 ABVS AWBUS SOFIA 3D DELPHINUS SOFTVUE BREAST ACOUSTIC CT DESIGN TYPE Articulating Arm Articulating Arm Articulating Arm Guided Handheld Rotating Armature Water Bath Water Bath OUTPUT Stacked 2D Reflection Slices Stacked 2D Reflection Slices Stacked 2D Reflection Slices Stacked 2D Reflection Slices Stacked 2D Slices Only Full 3D Other Ultrasound Products Use 2D Imaging for Dense Breast Screening (1) Integration of Handheld Ultrasound or Automated Breast Ultrasound among Women with Negative Mammographic Screening Findings: A Multi-center Population-based Study in China Source: Manufacturer’s websites Mammography is ineffective in screening dense breasts. Ultrasound techniques performed after MRI did not detect additional cancer(1) in dense breast Copyright ©2024 QT Imaging, Holdings, Inc. All Rights Reserved.

15 Current Ultrasound Technologies Have Major Deficiencies Shortfalls of Commercial Current, Rival Systems(2): • Reflection images have speckle; compounding without refraction correction • No valid true “transmission” mode – use “shear wave” (low resolution) data (ABUS, AVUS, etc. are not transmission) • Data yielded is compounded 2D – not true “3D” - Transmission images have artifacts. • Low contrast-to-noise ratios (speckle) • Specificity for masses is relatively poor • Unable to view consistently calcifications – misses 20% of cancers(1) • No “functional” imaging features for most(doubling time, tissue identification and specific tissue volume segmentations) • Poor reproducibility of measurement and volume data • Operator dependence (HHUS) 15 (1) A Multireader Multicase (MRMC) Receiver Operating Characteristic (ROC) Study Evaluating Noninferiority of Quantitative Transmission (QT) Ultrasound to Digital Breast Tomosynthesis (DBT) on Detection and Recall of Breast Lesions Jiang, Yulei et al., Academic Radiology, in press. (2) Based on opinion of QTI management. QTI believes necessary data has been obtained through 18 separate clinical trials Copyright ©2024 QT Imaging, Holdings, Inc. All Rights Reserved.

16 Image Quality Safety(1) Speed Cost Efficiency Patient Experience The QT Scanner Delivers a Better Experience for Patients than Traditional Systems QT IMAGING MRI HANDHELD ULTRASOUND MAMMOGRAPHY The QTI Imaging Advantage ...OVER MAMMOGRAPHY • Improved image quality • Safer (no radiation), allowing for more frequent imaging • Greater specificity • No special facility requirements • Quantifiable/repeatable …OVER HHUS • Superior image quality • Not operator dependent • Quantifiable/repeatable …OVER MRI • High resolution and contrast-to-noise ratio • No injection needed • Lower equipment cost • No special facility or shielding requirements (1) No radiation exposure or injections necessary Copyright ©2024 QT Imaging, Holdings, Inc. All Rights Reserved.

17 Many Women Have Dense Breasts, Which Mammograms are Inefficient in Screening for Cancer The FDA Has Recognized the Importance of Breast Density in Breast Cancer Screening QT Imaging’s FDA-cleared Solution for Dense Breasts 50% of women between the ages of 40-74 in the US have dense breasts(1) 50%50% Mammography Misses 35.6–52.2% of Breast Cancers in Dense Breast Tissue(4) (1) Breast Density on a Mammogram, Susan G. Komen (2) QTI Study | Dense Breast Mass Detection (3) “Mammograms Must Include Breast Density Information, New FDA Rule Says”. Wall Street Journal (4) The Role of Ultrasound in Screening Dense Breasts. NCBI. X-Ray Mammogram QT Scan (3) “the new rule advises physicians and patients to consider breast density alongside other cancer risk factors when deciding whether additional screening is necessary” – Hilary Marston, CHIEF MEDICAL OFFICER, FDA In ~84% of cases observed in a recent mini-study, QT Scanner identified abnormalities in dense breasts that were not identified by x-ray mammograms(2) Copyright ©2024 QT Imaging, Holdings, Inc. All Rights Reserved.

18Copyright ©2024 QT Imaging, Inc. All Rights Reserved. Clinical Evidence: Non-Inferiority to DBT QTI technology is a potential alternative to mammography for breast cancer screening of women too young to undergo DBT. The line closer to 1.0 is indicative of higher accuracy • Breast Abnormalities • Benign, non-cancer, normal without biopsy • Cancer, abnormal with biopsy • Different types of breast lesions (solid, cysts, complex) The line closer to 1.0 is indicative of higher accuracy Ref : A MultiReader Multicase (MRMC) Receiver Operating Characteristic (ROC) Study Evaluating Noninferiority of Quantitative Transmission (QT) Ultrasound to Digital Breast Tomosynthesis (DBT) on Detection and Recall of Breast Lesions : Yulei Jiang, PhD, Elaine Iuanow, MD, Bilal Malik, PhD,, John Klock, MD, Academic Radiology, Vol 31, No 6, June 2024. Non-inferiority to DBT ROC curves Individual reader AUC Comparison of AUC for 24 readers

19Copyright ©2024 QT Imaging, Inc. All Rights Reserved. • Sensitivity − Lower for QT (70.6%) compared to DBT (85.2%) − Potentially attributable to reader unfamiliarity with QT imaging, suggesting a need for enhanced training • Specificity − Significantly higher for QT (60.1%) compared to DBT (37.2%) − Indicates QT's ability to better differentiate benign from malignant lesions Sensitivity and Specificity

20Copyright ©2024 QT Imaging, Inc. All Rights Reserved. • Both sensitivity and specificity of DBT are dependent on breast density • Specificity of QT is independent of breast density Subgroup Analysis: Dense Breasts

21Copyright ©2024 QT Imaging, Inc. All Rights Reserved. Clinical Evidence: Anatomic & Visual Grade with Comparative Modality QTI technology is highly accurate in visualizing the ductal and glandular tissue, even in dense breasts where such visualization can be challenging using conventional breast imaging technologies like XRM and/or HHUS. • 4 readers • 22 breast , 20 subjects • Lower score means better visualization • Visual Graded Analysis • Compared QTI V/s HHUS, XRM • Graded Equivalent or Better than XRM/ HHUS • 5 readers • 17 breast , 17 subjects • Lower score means better visualization ** ACR: American College Of Radiology Ref : John C Klock, Elaine Iuanow, Kathleen Smith, Nancy A and Obuchowski (2017) Visual Grading Assessment of Quantitative Transmission Ultrasound Compared to Digital X-ray Mammography and Hand-held Ultrasound in Identifying Ten Breast Anatomical Structures. Clinical Trials 3: 015 Normal Anatomic Comparison X-Ray Mammography (XRM) Handheld Ultrasound (HHUS)

22 35% 65% Do not follow guidelines Follow guidelines Over 80% of Callback Biopsies are Benign(4) 98% of Recalls are Avoidable (1) Mammography. Center for Disease Control and Prevention (2)Very Well Health | 13 Reasons for a Mammogram Callback | Larell Scardelli (3)PubMed | False-Negative Rate of Combined Mammography and Ultrasound for Women with Palpable Breast Masses | Carlos H.F. Chan, Suzanne B. Coopey, Phoebe E. Freer, and Kevin S. Hughes (4)National Breast Cancer Foundation | Breast Biopsy: Procedure Types, What to Expect and Results (5)U.S. Breast Cancer Statistics. Breastcancer.org. The Current Breast Imaging Paradigm Leads to Unnecessary Concern and Costs CALL BACK RATES ~15% call-backs rates with mammography BIOPSIES ~10% biopsy rate for callbacks CANCER INCIDENCE 0.3% cancer diagnosis(5) 150 15 3 For every 1,000 screening mammograms: 35% of women aged 40–70 do not get screened.(1) Screening compliance is low Of the 65% of women who do get screened, many suffer through unnecessary callbacks Aside from the discomfort of the mammogram procedure, up to 15% of women are called back for additional procedures such as ultrasound, MRI or biopsies – which can be expensive, time consuming and cause significant anxiety(2) Copyright ©2024 QT Imaging, Holdings, Inc. All Rights Reserved.

23Copyright ©2024 QT Imaging, Inc. All Rights Reserved. • Recall Rates: 10% Combined Recall Rate • Adherence to screening compliance: − 16% Decrease in Non-Cancer recall − 2% Decrease in Cancer Recall Clinical Evidence Recall Rate Approximately 150 women out of every 1,000 screened are recalled for more tests. Out of those 150, only three or four will be diagnosed with cancer. Unnecessary recalls create stress for the patient and have other negative impacts on and the breast healthcare industry. • Recall Rate is a metric to assess accuracy and detection rate • Anxiety Reducing Factor QTI technology improves non-cancer recall rates without substantially affecting cancer recall rates *An Exploratory Multi-reader, Multi-case Study Comparing Transmission Ultrasound to Mammography on Recall Rates and Detection Rates for Breast Cancer Lesions Bilal Malik, PhD, Elaine Iuanow, MD, John Klock, MD, Academic Radiology, Vol 29, No S1, January 2022

TECHNOLOGY AND CLINICAL OVERVIEW

25Copyright ©2024 QT Imaging, Inc. All Rights Reserved. Quantitative Transmission (QT) Imaging • What is QT Imaging? − Inherently 3D volumetric ultrasound modality due to 3D data acquisition and image reconstruction − Uses CT-like configuration with ultrasound to acquire and reconstruct transmission images which map the speed-of-sound across the tissue volume − High resolution, similar to MRI − Images tissue without overlap, providing more information than conventional HHUS − Overcomes operator dependence and lack of standardization associated with HHUS − Pain free, safe • Image Acquisition: − Prone position with breast submerged in water − 360-degree rotation of ultrasound arrays − 10-12 minutes per breast average scan time

26 Optimized Patient Experience • No ionized radiation. Acoustic source only. • No breast compression and associated discomfort. • 10-12 minutes per breast exam time. • Quiet and comfortable (as compared to MRI - claustrophobia, coil pressure, noise and lengthy exams). • No contrast injection or associated risk (as compared to MRI Gadolinium). • No limitations for dense breasts or implants. PerfeQTion Imaging Center – Haverford, PA Copyright ©2024 QT Imaging, Holdings, Inc. All Rights Reserved.

27 QTI Provides High Resolution, Similar to MRI MRI QTI (3D UT) VolumetricPlanar QT redundancy of data means: • Similar collection time and resolution • Higher detection capability • Higher Signal-to-Noise (without Gadolinium or other contrast) • Repeatable quantitative measurements • Quantitative and morphological biomarkers for longitudinal studies Data points per voxel ~36 billion data points 22 million voxels Data points per voxel ~180 thousand data points (1) 20mm overlapping detectors Receiver Array Receiver Array 2mm gap Spiral data acquisition for speed of acquisition Note: Voxel is a 3D version of a pixel ~200,000 times more data per voxel than (N MRI ) Copyright ©2024 QT Imaging, Holdings, Inc. All Rights Reserved. (1) Y. Gao and S. L. Heller, "Abbreviated and Ultrafast Breast MRI in Clinical Practice," RadioGraphics, vol. 40, pp. 1507-1527, 2020

28 Technical Capabilities • Resolution of ~600 microns in reflection compared to 800 microns(1) for MRI (depends on field strength, homogeneity etc) • Contrast to noise ratio of 23:1 at 100 microns ( in reflection; can detect small calcifications) • Contrast to noise ratio of 15:1 (at resolution in transmission – speed of sound) • Speckle-free because of 3600 compounding and refraction correction for reflection image • Volumetric data acquisition (3D), not stacked 2D slices • Volumetric reproducibility 0.2% for fibro glandular volume • Volumetric accuracy better than 3% extrapolated from linear accuracy ~1% ( vertical < 2%) (1) Y. Gao and S. L. Heller, "Abbreviated and Ultrafast Breast MRI in Clinical Practice," RadioGraphics, vol. 40, pp. 1507-1527, 2020 Copyright ©2024 QT Imaging, Holdings, Inc. All Rights Reserved.

29 Enhanced Clinical Capabilities and Value • Clinical feature detection of 50-100 microns including microcalcifications • Functional imaging capability - determine tissue type from the speed of sound • Allows tissue doubling time assessments – similar to MRI and CT • Highly accurate measurements, not scanner operator dependent (1) Y. Gao and S. L. Heller, "Abbreviated and Ultrafast Breast MRI in Clinical Practice," RadioGraphics, vol. 40, pp. 1507- 1527, 2020 Copyright ©2024 QT Imaging, Holdings, Inc. All Rights Reserved. • High-quality and high-resolution native 3D Imaging • Quantifiable images enables accurate analysis, comparison and trending • Consistent and reproduceable image quality regardless of operator or breast size/tissue type

30 Normal Breast Dense Breast Cyst Tumor Solid Tumor Calcification Imaging Accuracy in Breast Mass Diagnosis(1) QT IMAGING HHUSXRM CE-MRI Copyright ©2024 QT Imaging, Holdings, Inc. All Rights Reserved. (1) Based on opinion of QT Imaging Holdings team..

31Copyright ©2024 QT Imaging, Inc. All Rights Reserved. QT Speed of Sound and Reflection Images

32 Modality Comparison – FFDM and HHUS Mammogram - (left) CC and (right) MLO views Arrows mark a region of spiculated focal asymmetry HHUS images across the lesion Copyright ©2024 QT Imaging, Inc. All Rights Reserved.

33 Modality Comparison – MRI Images Non-fat sat Pre-contrast Post-contrastFast low angle shot 3D (FL3D) Copyright ©2024 QT Imaging, Inc. All Rights Reserved.

34 Modality Comparison – QT Image QT speed of sound image showing the mass (marked by arrows) as a region of high-speed IDC in lower outer quadrant of the left breast, 4 o’clock in the coronal view. Copyright ©2024 QT Imaging, Inc. All Rights Reserved.

QTI SCANS IMAGE QUALITY

36 Normal Dense Breast CORONAL AXIAL SAGITTAL Transmission Reflection Dense breast – no high-speed lesion, mass, or cancer click on image for video Copyright ©2024 QT Imaging, Holdings, Inc. All Rights Reserved. Chest wall

37 Cyst Identification Using Speed of Sound Cystic mass seen in speed of sound (top 3 panels) and anechoic in reflection (bottom 3 panels) in 3 planes – coronal, axial, and sagittal Copyright ©2024 QT Imaging, Holdings, Inc. All Rights Reserved.

38 Solid Identification Using Speed of Sound Solid mass seen in speed of sound (top 3 panels) and hypoecoic in reflection (bottom 3 panels) in 3 planes – coronal, axial and sagittal Copyright ©2024 QT Imaging, Holdings, Inc. All Rights Reserved.

39 Case 1: Invasive Ductal Carcinoma Mammogram - (left) CC and (right) MLO views Arrows mark a region of spiculated focal asymmetry HHUS images across the lesion Copyright ©2024 QT Imaging, Holdings, Inc. All Rights Reserved.

40 Case 1: MRI Non-fat sat Pre-contrast Post-contrastFL3D Copyright ©2024 QT Imaging, Holdings, Inc. All Rights Reserved.

41 Case 1: QTI Scan QT speed of sound image showing the mass (marked by arrows) as a region of high-speed IDC in lower outer quadrant of the left breast, 4 o’clock in the coronal view. Copyright ©2024 QT Imaging, Holdings, Inc. All Rights Reserved.

42 Case 2: MRI – Invasive Ductal Carcinoma Non-fat sat Pre-contrast Post-contrastFL3D Copyright ©2024 QT Imaging, Holdings, Inc. All Rights Reserved.

43 Case 2: QTI Speed of Sound QT speed of sound image showing the mass (marked by arrows) as a region of high-speed. In coronal view at 8 o’clock. Relatively posterior mass but still all visible in the QT image. Copyright ©2024 QT Imaging, Holdings, Inc. All Rights Reserved.

44 Case 3: MRI – Invasive Ductal Carcinoma Non-fat sat Pre-contrast Post-contrastFL3D Copyright ©2024 QT Imaging, Holdings, Inc. All Rights Reserved.

45 Case 3: QTI Speed of Sound QT speed of sound image showing the mass (marked by arrows) as a region of high-speed. In coronal view, at 6 o’clock, near the center. Copyright ©2024 QT Imaging, Holdings, Inc. All Rights Reserved.

46 Calcifications Detected with Better Visibility Than XRM (1) Sensitivity of Quantitative Transmission ultrasound to detection of microcalcifications. SPIE (International Society for Optics and Photonics) Meeting Houston Texas February 20, 2018. Digital Mammography QT Reflection Tomogram Detectability of calcifications in QT Acoustic CT is superior to XRM (1) Copyright ©2024 QT Imaging, Holdings, Inc. All Rights Reserved.

MARKET POSITIONING AND QT SCANNER LOCATIONS IN US

48 Market Positioning of Breast Acoustic CT Scanner Copyright ©2024 QT Imaging, Holdings, Inc. All Rights Reserved. Not intended to compete with mammography for screening, although many patients may find it preferrable for: • Dense breasts • Implants • Post therapy screening where breasts can be sensitive to compression • When concerned about radiation dose Diagnostic alternative to MRI • Lower cost, faster, more accessible • Similar image quality and diagnostic value • More tolerable for patient (claustrophobia, noise, time, no contrast) • Images are inherently quantitative and repeatable, and hence serve as an imaging biomarker (helps following a patient) • Scanner is easily deployable (<2 days) and frees MRI scanners for other non-breast imaging studies Diagnostic alternative to Hand-held Ultrasound • Native 3D imaging (like MRI and CT) • Quantifiable image analysis • No need for specialized technologist training • Consistent and reproducible image quality regardless of operator

49 QT Scanner Locations Map Copyright ©2024 QT Imaging, Holdings, Inc. All Rights Reserved.

OPEN ANGLE SCANNER

51 Developing an Open Angle Scanner Will Expand the Technology to New Markets …providing significant potential to access new markets and applications • The Open Angle Scanner uses an open, partial angle configuration which reduces the viewing field from 3600 to 3250 and provides additional capabilities for QTI technology in: − Orthopedic imaging − Prostate imaging − Whole body infant scanning − Biopsy and image-guided diagnostic and treatment procedures • The scanner satisfies the need for better image reconstruction techniques in partial-ring tomography systems • Potential to prevent cancers from developing into advanced stages • Representative point-of-care target markets include: ORTHOPEDIC SURGEONS [IN-OFFICE] SPORTS TEAMS [ON THE FIELD] MILTARY [SHIPS & FIELD USE] Copyright ©2024 QT Imaging, Holdings, Inc. All Rights Reserved.

Q3’ 24 AND YTD ENDING 09/30/24 FINACIALS

53Copyright ©2024 QT Imaging, Inc. All Rights Reserved. Financial Highlights for Q3’24 QTD and YTD Ending 09/30/24 • Commercial revenue was $1.0 million during the third quarter of 2024, compared to $1.7 million during the second quarter of 2024 and less than $0.1 million during the third quarter of 2023. • Commercial revenue was $4.0 million for the nine months ended September 30, 2024, compared to less than $0.1 million for the nine months ended September 30, 2023. • Gross margin of 63% in the third quarter of 2024, compared to gross margin of 51% in the second quarter of 2024 and insignificant margin in the third quarter of 2023. The increase in margin in the third quarter of 2024 compared to the second quarter of 2024 was attributable to variability in the weighted average cost related to the Company's existing inventory. The increase in margin during 2024 was due to the sale and delivery of two QT Breast Scanners during the third quarter of 2024, compared to no deliveries in the third quarter of 2023. • Gross margin of 56% during the nine months ended September 30, 2024, compared to negative margin in 2023 YTD due to the sale and delivery of nine QT Breast Scanners in 2024 YTD, compared to no deliveries in 2023 YTD.

54Copyright ©2024 QT Imaging, Inc. All Rights Reserved. Financial Highlights for Q3’24 QTD and YTD Ending 09/30/24 • Net loss of $3.6 million for the third quarter of 2024, compared to net loss of $1.4 million for the third quarter in 2023. Q3’24 net loss includes: ➢ $0.1 million of net non-cash income related to the change in fair value of the warrant, derivative, and earnout liabilities and $0.1 million of stock-based compensation expense, compared to a net loss of $1.4 million for the third quarter of 2023, which included stock-based compensation expense of $0.2 million and one-time transaction expenses of $0.3 million. • Net loss of $9.2 million for the first nine months of 2024, compared to net loss of $4.6 for the first nine months of 2023. 2024 YTD net loss includes: ➢ $4.3 million of net non-cash income related to the change in fair value of warrants, derivatives, and contingent consideration that were recorded as part of the closing of the business combination with GigCapital5, Inc. on March 4, 2024 and outstanding as of September 30, 2024, $0.2 million of stock-based compensation expense, $0.2 million warrant modification expense, and $4.3 million of one-time transaction expenses. • Non-GAAP Adjusted EBITDA of $(2.2) million for the third quarter of 2024, compared to $(0.6) million for the third quarter of 2023. • Non-GAAP Adjusted EBITDA of $(5.4) million for the first nine months of 2024, compared to $(2.0) million for the first nine months of 2023. • The company ended Q3’24 with $1.6M in cash, compared to end of Q2’24 with $4.6M in cash, which includes a $1.5 million payment to Yorkville, of which $1.145 million was principal and the remainder was accrued interest.

55Copyright ©2024 QT Imaging, Inc. All Rights Reserved. Summary of Q3 QTD and YTD Ending 09/30/24 GAAP Results

56Copyright ©2024 QT Imaging, Inc. All Rights Reserved. Summary of Q3 QTD and YTD Ending 09/30/24 Non-GAAP Results

57 Adjustments to EBITDA (1) The decrease in fair value of warrant liability during the three and nine months ended September 30, 2024 relates to the liability classified private placement warrants to reflect the decrease of the publicly traded price per warrant. Additional expense related to the modification of these warrants was recorded as other expense in the condensed consolidated statements of operations and comprehensive loss during the nine months ended September 30, 2024. (2) The decrease in fair value of derivative liability during the three and nine months ended September 30, 2024 related to the Yorkville Pre- paid Advance, which contained features that were bifurcated as freestanding financial instruments and initially valued on March 4, 2024 upon consummation of the Merger. The derivative liability was subsequently revalued as of September 30, 2024 for financial reporting purposes. The change in derivative liability was recorded as other income (expense), net in the condensed consolidated statements of operations and comprehensive loss during the three and nine months ended September 30, 2024, respectively. (3) The earnout liability relates to the contingent consideration for the Merger Earnout Consideration Shares pursuant to the Business Combination Agreement dated December 8, 2022, as amended in September 2023. The earnout liability was initially valued using the Monte Carlo Simulation method on March 4, 2024 and subsequently revalued using the same method as of September 30, 2024. The net change in fair value of the earnout liability was recognized as other income (expense), net in the condensed consolidated statements of operations and comprehensive loss during the three and nine months ended September 30, 2024, respectively. (4) The Company incurred transaction expenses related to the Merger with GigCapital5, Inc., which closed on March 4, 2024. These transaction expenses included a $3.7 million of transaction costs that were settled with the issuance of common stock, $0.4 million of transaction costs settled or payable in cash and a $0.2 million loss on issuance of common stock in connection with a subscription agreement, which were recorded as selling, general and administrative expenses in the condensed consolidated statements of operations and comprehensive loss during the nine months ended September 30, 2024. The Company recorded $0.3 million and $1.2 million of transaction costs during the three and nine months ended September 30, 2023. Copyright ©2024 QT Imaging Holdings, Inc. All Rights Reserved.

58Copyright ©2024 QT Imaging, Inc. All Rights Reserved. Summary of Q3’24 QTD and Q3’23 QTD P&L Results

59Copyright ©2024 QT Imaging, Inc. All Rights Reserved. Summary of YTD Ending 09/30/24 and YTD Ending 09/30/23 P&L Results

60Copyright ©2024 QT Imaging, Inc. All Rights Reserved. Summary of Q3’24 QTD and Q3’23 QTD Cash Flow Results

61Copyright ©2024 QT Imaging, Inc. All Rights Reserved. Summary of YTD Ending 09/30/24 and YTD Ending 09/30/23 Cash Flow Results

62 Investment Highlights Cutting-edge imaging technology with multiple potential applications creates a tremendous opportunity to transform the imaging market Committed & Experienced Executive Suite Industry-Transforming, FDA Cleared (with awarded Breakthrough Device Designation) Imaging Technology Platform Recognized by Industry Incumbents Recent Changes to FDA Rules and USPSTF Guidance on Breast Screening Provide Meaningful Tailwinds and Momentum Differentiated Solution in Large and Important, $5B(1) Breast Screening Market Potential to Significantly Expand TAM Through Adjacent Market Applications NXC Imaging Distribution Agreement to Drive Accelerated Commercial Roll- out Feasibility Study Agreement completed with Canon Medical (1) Coherent Market Insights Copyright ©2024 QT Imaging, Holdings, Inc. All Rights Reserved.

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